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                                                                    EXHIBIT 10.2

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                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                               SUIZA CAPITAL TRUST


                          DATED AS OF FEBRUARY 20, 1998


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                                TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE I - INTERPRETATION AND DEFINITIONS........................................................................1

         SECTION 1.1           Definitions........................................................................1

ARTICLE II - TRUST INDENTURE ACT..................................................................................7

         SECTION 2.1           Trust Indenture Act; Application...................................................7
         SECTION 2.2           Lists of Holders of Securities.....................................................7
         SECTION 2.3           Reports by the Property Trustee....................................................8
         SECTION 2.4           Periodic Reports to Property Trustee...............................................8
         SECTION 2.5           Evidence of Compliance with Conditions Precedent...................................8
         SECTION 2.6           Events of Default; Waiver..........................................................8
         SECTION 2.7           Event of Default; Notice..........................................................10

ARTICLE III - ORGANIZATION.......................................................................................11

         SECTION 3.1           Name..............................................................................11
         SECTION 3.2           Office............................................................................11
         SECTION 3.3           Purpose...........................................................................11
         SECTION 3.4           Authority.........................................................................11
         SECTION 3.5           Title to Property of the Trust....................................................12
         SECTION 3.6           Powers and Duties of the Regular Trustees.........................................12
         SECTION 3.7           Prohibition of Actions by the Trust and the Trustees..............................15
         SECTION 3.8           Powers and Duties of the Property Trustee.........................................15
         SECTION 3.9           Certain Duties and Responsibilities of the Property Trustee.......................17
         SECTION 3.10          Certain Rights of Property Trustee................................................19
         SECTION 3.11          Delaware Trustee..................................................................21
         SECTION 3.12          Not Responsible for Recitals or Issuance of Securities............................21
         SECTION 3.13          Duration of Trust.................................................................21
         SECTION 3.14          Mergers...........................................................................21
         SECTION 3.15          Filing of Amendments to Certificate of Trust......................................23

ARTICLE IV - SPONSOR AND THE DEBENTURE ISSUER....................................................................24

         SECTION 4.1           Sponsor's Purchase of Common Securities...........................................24
         SECTION 4.2           Responsibilities of the Debenture Issuer..........................................24

ARTICLE V - TRUSTEES.............................................................................................24

         SECTION 5.1           Number of Trustees................................................................24
         SECTION 5.2           Delaware Trustee..................................................................25



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


         SECTION 5.3           Property Trustee; Eligibility.....................................................25
         SECTION 5.4           Qualifications of Regular Trustees and Delaware Trustee
                               Generally.........................................................................26
         SECTION 5.5           Initial Trustees..................................................................26
         SECTION 5.6           Appointment, Removal and Resignation of Trustees..................................27
         SECTION 5.7           Vacancies among Trustees..........................................................28
         SECTION 5.8           Effect of Vacancies...............................................................28
         SECTION 5.9           Meetings..........................................................................29
         SECTION 5.10          Delegation of Power...............................................................29
         SECTION 5.11          Merger, Conversion, Consolidation or Succession to Business.......................29

ARTICLE VI - DISTRIBUTIONS.......................................................................................30

         SECTION 6.1           Distributions.....................................................................30

ARTICLE VII - ISSUANCE OF SECURITIES.............................................................................30

         SECTION 7.1           General Provisions Regarding Securities...........................................30
         SECTION 7.2           Execution and Authentication......................................................31
         SECTION 7.3           Form and Dating...................................................................31
         SECTION 7.4           Registrar, Paying Agent and Conversion Agent......................................32
         SECTION 7.5           Paying Agent to Hold Money in Trust...............................................32
         SECTION 7.6           Replacement Securities............................................................33
         SECTION 7.7           Outstanding Preferred Securities..................................................33
         SECTION 7.8           Preferred Securities in Treasury..................................................34
         SECTION 7.9           Temporary Securities..............................................................34
         SECTION 7.10          Cancellation......................................................................34

ARTICLE VIII - DISSOLUTION OF TRUST..............................................................................34

         SECTION 8.1           Dissolution of Trust..............................................................34

ARTICLE IX - TRANSFER AND EXCHANGE...............................................................................35

         SECTION 9.1           General...........................................................................35
         SECTION 9.2           Transfer Procedures and Restrictions..............................................36
         SECTION 9.3           Deemed Security Holders...........................................................40

ARTICLE X - LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
            TRUSTEES OR OTHERS...................................................................................40

         SECTION 10.1          Liability.........................................................................40
         SECTION 10.2          Exculpation.......................................................................41
         SECTION 10.3          Fiduciary Duty....................................................................41
         SECTION 10.4          Indemnification...................................................................42
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

         SECTION 10.5          Outside Businesses................................................................45

ARTICLE XI - ACCOUNTING..........................................................................................46

         SECTION 11.1          Fiscal Year.......................................................................46
         SECTION 11.2          Certain Accounting Matters........................................................46
         SECTION 11.3          Banking ..........................................................................46
         SECTION 11.4          Withholding.......................................................................47

ARTICLE XII - AMENDMENTS AND MEETINGS............................................................................47

         SECTION 12.1          Amendments........................................................................47
         SECTION 12.2          Meetings of the Holders of Securities; Action by Written
                               Consent...........................................................................49

ARTICLE XIII - REPRESENTATIONS OF PROPERTY TRUSTEE AND
               DELAWARE TRUSTEE..................................................................................50

         SECTION 13.1          Representations and Warranties of Property Trustee................................50
         SECTION 13.2          Representations and Warranties of Delaware Trustee................................51

ARTICLE XIV - REGISTRATION RIGHTS................................................................................52

         SECTION 14.1          Registration Rights...............................................................52

ARTICLE XV - MISCELLANEOUS.......................................................................................52

         SECTION 15.1          Notices...........................................................................52
         SECTION 15.2          Governing Law.....................................................................54
         SECTION 15.3          Intention of the Parties..........................................................54
         SECTION 15.4          Headings..........................................................................54
         SECTION 15.5          Successors and Assigns............................................................54
         SECTION 15.6          Partial Enforceability............................................................54
         SECTION 15.7          Counterparts......................................................................54


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                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                               SUIZA CAPITAL TRUST

                                FEBRUARY 20, 1998

         AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration"), dated and effective as of February 20, 1998, by and among the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), Suiza Foods Corporation, a Delaware corporation, as trust sponsor (the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the Trust issued pursuant to this Declaration.

         WHEREAS, the Delaware Trustee and the Sponsor established Suiza Capital Trust (the "Trust"), a trust under the Business Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of February 18, 1998 (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of Delaware on February 18, 1998, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures (as defined herein) of the Debenture Issuer (as defined herein);

         WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

         WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

         NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1           DEFINITIONS.

         Unless the context otherwise requires:

         (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

         (b) a term defined anywhere in this Declaration has the same meaning throughout;



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         (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

         (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections and Annexes and Exhibits to this Declaration unless otherwise specified;

         (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

         (f) a reference to the singular includes the plural and vice versa.

         "ADDITIONAL INTEREST" means, if the Trust is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority, such amounts as shall be required so that the net amounts received and retained by the Trust after paying such taxes, duties, assessments and governmental charges will not be less than the amounts the Trust would have received had no such taxes, duties, assessments or governmental charges been imposed.

         "AFFILIATE" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

         "AGENT" means any Registrar, Paying Agent, or Conversion Agent.

         "AUTHORIZED OFFICER" of a Person means any Person that is authorized to bind such Person.

         "BUSINESS DAY" means any day other than a day on which banking institutions in New York, New York, Dallas, Texas or in Wilmington, Delaware are authorized or required by law to close.

         "BUSINESS TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801, et seq., as it may be amended from time to time, or any successor legislation.

         "CERTIFICATE" means a certificate in definitive form representing a Common Security or a Preferred Security.

         "CLOSING DATE" means February 20, 1998.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

         "COMMISSION" means the Securities and Exchange Commission.



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         "COMMON SECURITIES" has the meaning specified in Section 7.1(a).

         "COMMON SECURITIES PURCHASE AGREEMENT" has the meaning specified in
Section 7.3(b).

         "COMPANY" means the Sponsor.

         "COMPANY INDEMNIFIED PERSON" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

         "COMPOUNDED INTEREST" means interest compounded quarterly at the rate specified for the Debentures, to the extent permitted by applicable law, upon interest accrued and unpaid (including Additional Interest and Extension Period Interest) at the end of each Extension Period.

         "CONVERSION AGENT" has the meaning specified in Section 7.4.

         "CORPORATE TRUST DEPARTMENT" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at the time of reference thereto, be principally administered, which office at the date of this Declaration is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware, 19890-0001.

         "COVERED PERSON" means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) any of the Trust's Affiliates; and (b) any Holder of Securities.

         "DEBENTURE ISSUER" means the Sponsor in its capacity as issuer of the Debentures under the Indenture.

         "DEBENTURE TRUSTEE" means Wilmington Trust Company, a Delaware banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

         "DEBENTURES" means the series of Convertible Subordinated Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Property Trustee, a specimen certificate for such series of Debentures being Exhibit A to the Indenture.

         "DEFINITIVE PREFERRED SECURITIES" means the Restricted Definitive Preferred Security and any other Preferred Securities in definitive form issued by the Trust.

         "DELAWARE TRUSTEE" has the meaning set forth in Section 5.2.



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

         "DISTRIBUTION" means a distribution payable to Holders of Preferred Securities in accordance with Section 6.1.

         "EVENT OF DEFAULT" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "EXTENSION PERIOD INTEREST" shall have the meaning set forth in the Indenture.

         "FIDUCIARY INDEMNIFIED PERSON" has the meaning set forth in Section 10.4(b).

         "HOLDER" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

         "INDEMNIFIED PERSON" means a Company Indemnified Person or a Fiduciary Indemnified Person.

         "INDENTURE" means the Indenture dated as of February 20, 1998, between the Debenture Issuer and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

         "INITIAL PURCHASER" means DFA Investment Company, a Kansas cooperative marketing association.

         "INVESTMENT COMPANY" means an investment company as defined in the Investment Company Act.

         "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "INVESTMENT COMPANY EVENT" has the meaning set forth in the terms of the Securities as set forth in Annex I hereto.

         "LEGAL ACTION" has the meaning set forth in Section 3.6(g).

         "MAJORITY IN LIQUIDATION AMOUNT" means, with respect to the Securities, except as otherwise provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.


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

         "MINISTERIAL ACTION" has the meaning set forth in the terms of the Securities as set forth in Annex I hereto.

         "OFFICER'S CERTIFICATE" means, with respect to any Person, a certificate signed by an Authorized Officer of such Person. Any Officer's Certificate delivered by the Trust shall be signed by at least one Regular Trustee. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

         (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

         (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "PAYING AGENT" has the meaning specified in Section 7.4(ii).

         "PAYMENT AMOUNT" shall have the meaning set forth in Section 6.1.

         "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "PREFERRED SECURITIES" has the meaning specified in Section 7.1(a).

         "PREFERRED SECURITIES GUARANTEE" means the guarantee agreement dated as of February 20, 1998, of the Sponsor in respect of the Preferred Securities.

         "PROPERTY TRUSTEE" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

         "PROPERTY TRUSTEE ACCOUNT" has the meaning set forth in Section 3.8(c)(i).

         "PURCHASE AGREEMENT" shall have the meaning set forth in Section
7.3(b).

         "QUORUM" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.


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

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated February 20, 1998, among the Debenture Issuer, the Trust, and the Initial Purchaser.

         "REGISTRAR" has the meaning set forth in Section 7.4.

         "REGULAR TRUSTEE" means any Trustee other than the Property Trustee and the Delaware Trustee.

         "RELATED PARTY" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

         "RESPONSIBLE OFFICER" means, with respect to the Property Trustee, any vice-president, any assistant vice-president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the Corporate Trust Department of the Property Trustee with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer of the Property Trustee to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "RESTRICTED DEFINITIVE PREFERRED SECURITY" has the meaning set forth in
Section 7.3(b).

         "RULE 3a-5" means Rule 3a-5 under the Investment Company Act.

         "SECURITIES" means the Common Securities and the Preferred Securities.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "SHELF REGISTRATION STATEMENT" has the meaning specified in Section
14.1.

         "SPECIAL EVENT" has the meaning set forth in Annex I hereto.

         "SPONSOR" means Suiza Foods Corporation, a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

         "SUPER MAJORITY" has the meaning set forth in Section 2.6(a)(ii).

         "SUPPLEMENTAL SUBSIDIARY GUARANTEE AND SECURITY AGREEMENT" means the Supplemental Subsidiary Guarantee and Security Agreement dated February 20, 1998 between the Trust and First Union National Bank, as administrative agent for the banks or other financial institutions or entities party to the Credit Agreement (as defined therein).



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

         "TAX EVENT" has the meaning set forth in Annex I hereto.

         "10% IN LIQUIDATION AMOUNT OF THE SECURITIES" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "TREASURY REGULATIONS" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "TRUSTEE" or "TRUSTEES" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1           TRUST INDENTURE ACT; APPLICATION.

         (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration, which are incorporated by reference in and made part of this Declaration and shall, to the extent applicable, be governed by such provisions.

         (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

         (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

         (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.



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SECTION 2.2           LISTS OF HOLDERS OF SECURITIES.

         (a) Each of the Debenture Issuer and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, PROVIDED that neither the Debenture Issuer nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Debenture Issuer and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), PROVIDED that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

         (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3           REPORTS BY THE PROPERTY TRUSTEE.

         Within 60 days after January 15 of each year, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

SECTION 2.4           PERIODIC REPORTS TO PROPERTY TRUSTEE.

         Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

SECTION 2.5           EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

         Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officer's Certificate.



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SECTION 2.6           EVENTS OF DEFAULT; WAIVER.

         (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, PROVIDED that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant required Super Majority represents of the aggregate principal amount of the Debentures outstanding.

                  The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such
         Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising exclusively therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Common Securities.

         (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, PROVIDED that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least


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

         the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

PROVIDED further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

         (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration.

         The foregoing provisions of this Section 2.6(c) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7           EVENT OF DEFAULT; NOTICE.

         (a) The Property Trustee shall, within 90 days after a Responsible Officer of the Property Trustee obtains actual knowledge of the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all such defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

         (b) The Property Trustee shall not be deemed to have knowledge of any default or Event of Default except:

                  (i) a default under Sections 501(l) and 501(2) of the Indenture; or

                  (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Declaration shall have actual knowledge.

         (c) The Sponsor and the Regular Trustees shall file annually with the Property Trustee a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Declaration.

                                   ARTICLE III
                                  ORGANIZATION

SECTION 3.1           NAME.

         The Trust is named "Suiza Capital Trust," as such name may be modified from time to time by the Regular Trustees following written notice to the Delaware Trustee, the Property Trustee and the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2           OFFICE.

         The address of the principal office of the Trust is Suiza Foods Corporation, 3811 Turtle Creek Blvd., Suite 1300, Dallas, Texas 75219,
Attention: Chief Financial Officer. At any time, upon prior written notice to the Delaware Trustee, the Property Trustee and the Holders of the Preferred Securities, the Regular Trustees may designate another principal office.

SECTION 3.3           PURPOSE.

         The exclusive purposes and functions of the Trust are (a) to issue and sell the Securities and use the proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto including, without limitation, the execution and performance of those documents, instruments and agreements necessary to effectuate the transactions contemplated hereby, and those activities specified or contemplated in Sections 3.4, 3.6, 3.8, 3.9, 3.10 and/or
3.11. Except as otherwise specifically provided herein, the Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4           AUTHORITY.

         (a) Subject to the limitations provided for in this Declaration and to the specific duties of the Property Trustee, any Regular Trustee shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by any Regular Trustee in accordance with the powers granted to each of the Regular Trustees under this Declaration shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

         (b) Unless this Declaration requires a specific vote or consent of the Regular Trustees or unless the Regular Trustees in their discretion determine to require a vote or consent on such matter, any right, power or duty of the Regular Trustees with respect to such matter may be exercised or performed, as the case may be, by any Regular Trustee acting alone.

         (c) Unless this Declaration requires a specific vote or consent of the Regular Trustees or unless the Regular Trustees in their discretion determine to require a vote or consent on such matter, each Regular Trustee acting alone is authorized to execute and deliver on behalf of the Trust any documents, agreements, instruments or certificates which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6.

SECTION 3.5           TITLE TO PROPERTY OF THE TRUST.

         Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6           POWERS AND DUTIES OF THE REGULAR TRUSTEES.

         Any of the Regular Trustees shall have the exclusive power, duty and authority, and are hereby authorized and directed, to cause the Trust to engage in the following activities:

         (a) to execute, deliver, issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; PROVIDED, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, PROVIDED, FURTHER, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;

         (b) notwithstanding any provision of this Declaration to the contrary, to execute, deliver and enter into, on behalf of the Trust, the Purchase Agreement, Registration Rights Agreement, Common Securities Purchase Agreement, Supplemental Guarantee and Security

Agreement and each other related agreement, instrument, document and certificate providing for or entered into in connection with the issue and sale of the Preferred Securities or the Common Securities and perform or cause the Trust to perform the Trust's obligations thereunder;

         (c) to acquire as Trust assets the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; PROVIDED, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities;

         (d) to give the Debenture Issuer and the Property Trustee prompt written notice of the occurrence of a Special Event; PROVIDED that the Regular Trustees shall consult with the Debenture Issuer and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

         (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

         (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities (including, without limitation, redeeming the Securities upon the occurrence of certain events and circumstances on the terms of the Securities set forth on Annex I hereto);

         (g) to the fullest extent permitted by law, to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to
Section 3.8(e), the Property Trustee has the power to bring such Legal Action;

         (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

         (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

         (j) to give the certificate required by 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

         (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust or seek reimbursement from the Debenture Issuer;

         (l) to act as, or appoint another Person to act as, Registrar and Conversion Agent for the Securities;

         (m) to give prompt written notice to the Property Trustee and to the Holders of the Preferred Securities of any notice received from the Debenture Issuer of an election by the Debenture Issuer to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

         (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

         (o) to take any action (provided that such action does not adversely affect the interests of Holders), not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                  (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                  (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust;

                  (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes; and

         (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and timely filed by the Regular Trustees, on behalf of the Trust; and

         (q) to execute and deliver all documents, agreements, instruments, and certificates, exercise all rights and powers and perform all duties, and do all things for and on behalf of the Trust in all matters necessary, advisable or incidental to the foregoing and the transactions contemplated thereby.

         The Regular Trustees must exercise the powers set forth in this Section
3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in
Section 3.3.

         Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

         Any expenses incurred by the Regular Trustees pursuant to this Section
3.6 shall be reimbursed by the Debenture Issuer.

SECTION 3.7           PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES.

         (a) The Trust shall not, and the Trustees (including the Property Trustee) shall not, and the Regular Trustees shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not:

                  (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Preferred Securities pursuant to the terms of this Declaration and of the Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Trust property for other than a Trust purpose;

                  (iv) make any loans or incur any indebtedness other than loans represented by the Debentures and the indebtedness guaranteed and secured by the Supplemental Subsidiary Guarantee and Security Agreement;

                  (v) possess any power or otherwise act in such a way as to vary the Trust assets, except pursuant to the Supplemental Subsidiary Guarantee and Security Agreement, or the terms of the Securities in any way whatsoever;

                  (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                  (vii) other than as provided in this Declaration or Annex I hereto, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or
         (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that
         (x) the Trust will be deemed an Investment Company required to be registered under the Investment Company Act, or (y) for United States federal income tax purposes the Trust will not be classified as a grantor trust.

SECTION 3.8           POWERS AND DUTIES OF THE PROPERTY TRUSTEE.

         (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Preferred Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each

Person who may hereafter be appointed as Property Trustee in accordance with
Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

         (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not act as the Delaware Trustee).

         (c)      The Property Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Preferred Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Preferred Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a federally insured banking institution or publicly traded mutual fund;

                  (ii) engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the redemption of the Preferred Securities, to the extent the Debentures are redeemed or mature, and the Common Securities, on the terms of the Securities set forth on Annex I hereto; and

                  (iii) upon written notice of a distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Preferred Securities and the redemption of the Common Securities upon the occurrence of certain Special Events arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

         (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

         (e) The Property Trustee shall take any Legal Action which arises out of or in connection with (i) an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or (ii) the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

         (f) The Property Trustee shall not resign as a Trustee unless either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

                  (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

         (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Preferred Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of the Securities.

         (h) For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more persons to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be, but are not required to be, appointed at any time by the Property Trustee.

         (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

         The Property Trustee must exercise the powers set forth in this Section
3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9       CERTAIN DUTIES AND RESPONSIBILITIES OF THE PROPERTY TRUSTEE.

         (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the Securities and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                       (A) the duties and obligations of the Property Trustee
                  shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                       (B) in the absence of bad faith on the part of the
                  Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not on their face they conform to the requirements of this Declaration;

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made or in taking or omitting to take the pertinent action;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                  (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                  (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                  (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to
         Section 3.8(c)(i) and except to the extent otherwise required by law;
         and

                  (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

SECTION 3.10          CERTAIN RIGHTS OF PROPERTY TRUSTEE.

         (a)      Subject to the provisions of Section 3.9:

                  (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration may be sufficiently evidenced by an Officer's Certificate;

                  (iii) whenever in the administration of this Declaration, the Property Trustee shall reasonably deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officer's Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                  (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                  (v) the Property Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such expert's area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Debenture Issuer or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                  (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; PROVIDED that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                  (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any such person appointed with due care by it hereunder;

                  (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                  (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions;

                  (xi) except as otherwise expressly required by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

                  (xii) the Property Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

         (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11          DELAWARE TRUSTEE.

         Notwithstanding any other provision of this Declaration other than
Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act. In the event the Delaware Trustee shall at any time be required to take any action or perform any duty hereunder, the Delaware Trustee shall be entitled to the benefits of Section 3.9(b)(ii) to (viii), inclusive, and Section 3.10. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

SECTION 3.12          NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

         The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness.

         The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.13          DURATION OF TRUST.

         The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall exist until December 31, 2025, PROVIDED that such date may be extended to the extent necessary to permit the winding up of the affairs of the Trust.

SECTION 3.14          MERGERS.

         (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety, to any corporation or other Person, except as described in Section 3.14(b) and (c) and except with respect to the distribution of Debentures to Holders pursuant to Section 8.1(a).

         (b) The Trust may, at the request of the Sponsor, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State of the United States; PROVIDED that:

                  (i) if the Trust is not the survivor, such successor entity (the "Successor Entity") either:

                        (A) expressly assumes all of the obligations of the
                  Trust under the Declaration and the Securities; or

                        (B) substitutes for the Preferred Securities and the
                  Common Securities other securities having substantially the same terms as the Preferred Securities and the Common Securities, respectively, (as applicable, the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities and the Common Securities, respectively, with respect to Distributions, assets and payments upon liquidation, redemption and otherwise;

                  (ii) the Debenture Issuer expressly agrees that a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee may act as the Holder of the Debentures;

                  (iii) the Preferred Securities or any Successor Securities to the Preferred Securities are listed, or any Successor Securities to the Preferred Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted;

                  (iv) if the Preferred Securities are rated, such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities thereof) to be downgraded by any nationally recognized statistical rating organization;

                  (v) such merger, consolidation, amalgamation or replacement, or conveyance, transfer or lease, does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities thereof) in any material respect (other than with respect to any dilution of the Holders' interest in the Successor Entity);

                  (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

                  (vii) the Company guarantees the obligations of such Successor Entity under the Successor Securities of the Preferred Securities at least to the extent provided by the Preferred Securities Guarantee; and

                  (viii) prior to such merger, consolidation, amalgamation or replacement, or conveyance, transfer or lease, the Sponsor has received an opinion of independent counsel to the Trust, reasonably acceptable to the Property Trustee, experienced in such matters to the effect that:

                        (A) such merger, consolidation, amalgamation or
                  replacement, or conveyance, transfer or lease, will not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                        (B) following such merger, consolidation, amalgamation
                  or replacement, or conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company;

                        (C) following such merger, consolidation, amalgamation
                  or replacement, or conveyance, transfer or lease, the Trust (or the Successor Entity) will be treated as a grantor trust for United States federal income tax purposes; and

                  (ix) there shall have been furnished to the Property Trustee an Officer's Certificate and an Opinion of Counsel, each to the effect that all conditions precedent in this Declaration to such transaction have been satisfied.

         (c) Notwithstanding Section 3.14(b), the Trust shall not, except with the consent of the Holders of 100% in liquidation amount of the Common Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace its, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety, if such consolidation, amalgamation, merger or replacement, or conveyance, transfer or lease, would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

SECTION 3.15          FILING OF AMENDMENTS TO CERTIFICATE OF TRUST.

         The Certificate of Trust as filed with the Secretary of State of the State of Delaware on February 18, 1998 is attached hereto as Exhibit B. On or after the date of execution of this Declaration, the Trustees shall cause the filing with the Secretary of State of the State of Delaware of such amendments to the Certificate of Trust as the Trustees deem necessary or desirable to reflect this Declaration.

                                   ARTICLE IV
                        SPONSOR AND THE DEBENTURE ISSUER

SECTION 4.1           SPONSOR'S PURCHASE OF COMMON SECURITIES.

         The Sponsor shall purchase the Common Securities upon formation of the Trust.

SECTION 4.2           RESPONSIBILITIES OF THE DEBENTURE ISSUER.

         In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

         (a) to determine the States and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions that must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deem necessary or advisable in order to comply with the applicable laws of any such States and foreign jurisdictions; and

         (b) to negotiate the terms of the Purchase Agreement, Registration Rights Agreement and other related agreements providing for the sale of the Preferred Securities.

                                    ARTICLE V
                                    TRUSTEES

SECTION 5.1           NUMBER OF TRUSTEES.

         The number of Trustees shall be three (3), one of which shall initially be a Regular Trustee, and:

         (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

         (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

PROVIDED, however, that the number of Trustees shall in no event be less than three (3); PROVIDED FURTHER that (1) one Trustee, the Delaware Trustee, shall be a Person who, in the case of a natural person, is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware; (2) there shall be at least one Regular Trustee who is an employee or officer of, or is affiliated with the Sponsor; and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements

SECTION 5.2           DELAWARE TRUSTEE.

         If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

         (a)      a natural person who is resident of the State of Delaware; or

         (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

PROVIDED that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

SECTION 5.3           PROPERTY TRUSTEE; ELIGIBILITY.

         (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

                  (i)  not be an Affiliate of the Debenture Issuer; and

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 U.S. dollars, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a) or 5.3(c), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c) and 5.6(d).

         (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

         (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

         (e) The initial Property Trustee shall be set forth in Section 5.5 hereof.

SECTION 5.4           QUALIFICATIONS OF REGULAR TRUSTEES AND DELAWARE TRUSTEE
                      GENERALLY.

         Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5           INITIAL TRUSTEES.

         (a)      The initial Regular Trustee shall be:

                             Michael Lewis

                  The initial Delaware Trustee shall be:

                           Wilmington Trust Company
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, Delaware  19890-0001
                           Attn:  Corporate Trust Administration
                           Phone:  302-651-1000
                           Telecopy:  302-651-8882

                  The initial Property Trustee shall be:

                           Wilmington Trust Company
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, Delaware  19890-0001
                           Attn:  Corporate Trust Administration
                           Phone:  302-651-1000
                           Telecopy:  302-651-8882

SECTION 5.6           APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES.

         (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

                  (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

                  (ii) after the issuance of any Securities, by the vote of the Holders of a Majority in liquidation amount of the Common Securities.

         (b)      (i)   The Trustee that acts as Property Trustee shall not be
removed in accordance with Section 5.6(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the removed Property Trustee, the Regular Trustees and the Sponsor; and

                  (ii) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections
         5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the removed Delaware Trustee, the Property Trustee (if the removed Delaware Trustee is not also the Property Trustee), the Regular Trustees and the Sponsor.

         (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the other Trustees, the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; PROVIDED, however, that:

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                        (A) until a Successor Property Trustee has been
                  appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor, the Delaware Trustee (if the resigning Property Trustee is not also the Delaware Trustee) and the resigning Property Trustee; or

                        (B) until the assets of the Trust have been completely
                  liquidated and the proceeds thereof distributed to the Holders of the Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor, the Property Trustee (if the resigning Delaware Trustee is not also the Property Trustee) and the resigning Delaware Trustee.

         (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee, Successor Delaware Trustee, or, if there is one Regular Trustee, a Regular Trustee, as the case may be, if the Property Trustee or the Delaware Trustee or such sole Regular Trustee delivers an instrument of resignation in accordance with this Section 5.6.

         (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.6 within 60 days after delivery pursuant to this Section 5.6 of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (g) Upon the resignation or removal of the Property Trustee or the Delaware Trustee, the Sponsor shall promptly pay to such Trustee all amounts that may be owed to such Trustee pursuant to Section 10.4.

SECTION 5.7           VACANCIES AMONG TRUSTEES.

         If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

SECTION 5.8           EFFECT OF VACANCIES.

         The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 5.9           MEETINGS.

         If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. If this Declaration requires a specific vote or consent of the Regular Trustees or if the Regular Trustees in their discretion determine to require a vote on any matter, such action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. Subject to any specific requirement in this Declaration that requires a vote of the Regular Trustees, nothing in this section shall be deemed to restrict the authority granted to any Regular Trustee pursuant to Section 3.4 of this Declaration.

SECTION 5.10          DELEGATION OF POWER.

         (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, or making any other governmental filing; and

         (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

SECTION 5.11          MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                      BUSINESS.

         Any corporation into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto, unless otherwise required by the Business Trust Act.

                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1           DISTRIBUTIONS.

         Holders of Preferred Securities shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities in accordance with their terms. If and to the extent that the Debenture Issuer makes payment of interest (including Compounded Interest (as defined in the Indenture), Additional Interest (as defined in the Indenture), and Extension Period Interest (as defined in the Indenture), premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders of Preferred Securities.

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1           GENERAL PROVISIONS REGARDING SECURITIES.

         (a) The Regular Trustees shall, on behalf of the Trust, issue one class of convertible preferred securities, representing undivided beneficial interests in the assets of the Trust (the "Preferred Securities"), having such terms (the "Terms") as are set forth in Annex I and one class of common securities, representing undivided beneficial interests in the assets of the Trust (the "Common Securities"), having such terms as are set forth in Annex I. The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

         (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

         (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and nonassessable.

         (d) Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

         (e) The Securities shall have no preemptive rights to subscribe for any additional Securities.

SECTION 7.2           EXECUTION AND AUTHENTICATION.

         (a) The Securities shall be signed on behalf of the Trust by a Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Regular Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee.

         (b) One Regular Trustee shall sign the Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

         A Preferred Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Preferred Security has been authenticated under this Declaration. A Common Security shall be valid upon execution by a Regular Trustee without any act of the Property Trustee.

         Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Preferred Securities for original issue in accordance with the fifth paragraph of the Preferred Securities. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto except as provided in
Section 7.6.

         The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee with respect to the Sponsor.

SECTION 7.3           FORM AND DATING.

         (a) The Preferred Securities and the Property Trustee's certificate of authentication shall be evidenced by one or more certificates substantially in the form of Exhibit A-1 and the Common Securities shall be evidenced by one or more certificates substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Such certificates may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof. The Securities may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Preferred Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

         (b) The Preferred Securities are being offered and sold by the Trust pursuant to a Preferred Securities Purchase Agreement relating to the Preferred Securities, dated February 20, 1998 among the Trust, the Sponsor and the Initial Purchaser named therein (the "Purchase Agreement"). The Common Securities are being offered and sold by the Trust pursuant to a Common Securities Purchase Agreement relating to the Common Securities, dated February 20, 1998 among the Trust and the Sponsor (the "Common Securities Purchase Agreement").

         The Preferred Securities shall be issued in the form of individual certificates in definitive, fully registered form without distribution coupons and with the Restricted Securities Legend set forth in Exhibit A-1 hereto. Securities issued with the Restricted Securities Legend ("Restricted Definitive Preferred Securities") will continue to bear such legend unless removed in accordance with Section 9.2.

SECTION 7.4           REGISTRAR, PAYING AGENT AND CONVERSION AGENT.

         The Trust (directly or through an affiliate) shall maintain in Wilmington, Delaware (i) an office or agency where Preferred Securities may be presented for registration of transfer or exchange ("Registrar"), (ii) an office or agency where Preferred Securities may be presented for payment ("Paying Agent") and an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Preferred Securities and of their transfer and exchange. The Trust may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Trust may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee (if the Property Trustee is not also the Paying Agent) and the Regular Trustees. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar or Conversion Agent. The Trust shall act as Paying Agent, Registrar, co-registrar and Conversion Agent for the Common Securities.

         The Trust initially appoints the Property Trustee as Registrar, Paying Agent and Conversion Agent for the Preferred Securities.

SECTION 7.5           PAYING AGENT TO HOLD MONEY IN TRUST.

         The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by such Paying Agent for the payment of liquidation amounts or Distributions on the Securities, and will notify the Property Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Debenture Issuer or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 7.6           REPLACEMENT SECURITIES.

         If the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Preferred Securities to the Property Trustee, a Regular Trustee shall prepare and execute and, in the case of Preferred Securities, the Property Trustee shall authenticate a replacement Security if the Property Trustee's requirements are met. If required by the Property Trustee or the Trust, an indemnity bond must be sufficient in the judgment of both to protect the Trustees, the Property Trustee, the Sponsor and any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge for its expenses in replacing a Security.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Debenture Issuer, the Debenture Issuer in its discretion may, instead of the Trust issuing a new Security, pay or purchase such Security, as the case may be.

         Every replacement Security is an additional Security of the Trust entitled to the same benefits hereunder as the Security being replaced.

SECTION 7.7           OUTSTANDING PREFERRED SECURITIES.

         The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding.

         If a Preferred Security is replaced, paid or purchased pursuant to
Section 7.6 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Preferred Security is held by a "protected" purchaser.

         If Preferred Securities are considered paid in full in accordance with the terms of this Declaration, they cease to be outstanding and interest on them ceases to accrue.

         A Preferred Security does not cease to be outstanding because one of the Trust, the Debenture Issuer or an Affiliate of the Debenture Issuer holds the Security.

SECTION 7.8           PREFERRED SECURITIES IN TREASURY.

         In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Debenture Issuer or an Affiliate of the Debenture Issuer, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which the Property Trustee actually knows are so owned shall be so disregarded.

SECTION 7.9           TEMPORARY SECURITIES

         Until definitive Securities are ready for delivery, the Trust may prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate definitive Securities in exchange for temporary Securities.

SECTION 7.10          CANCELLATION.

         The Trust at any time may deliver Preferred Securities to the Property Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Property Trustee any Preferred Securities surrendered to them for registration of transfer, redemption, conversion, exchange or payment. The Property Trustee shall promptly cancel all Preferred Securities, surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancellation and shall dispose of canceled Preferred Securities in accordance with its customary procedures, unless the Trust otherwise directs. The Trust may not issue new Preferred Securities to replace Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancellation (other than pursuant to Section 7.6) or that any Holder has converted.

                                  ARTICLE VIII
                              DISSOLUTION OF TRUST

SECTION 8.1           DISSOLUTION OF TRUST.

         (a)      The Trust shall dissolve:

                  (i)   upon the bankruptcy of the Sponsor;

                  (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor, or the revocation of the charter of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (iii) upon the entry of a decree of judicial dissolution of the Sponsor or the Trust;

                  (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof, including any Additional Interest, Extension Period Interest and Compounded Interest, shall have been paid to the Holders in accordance with the terms of the Securities;

                  (v) upon the occurrence and continuation of a Special Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Debentures endorsed in connection with such Special Event shall have been distributed to the Holders of Securities in exchange for all of the Securities;

                  (vi) the expiration of the term of the Trust on December 31, 2025, subject to extension as necessary in accordance with Section 3.13;

                  (vii) before the issuance of any Securities, with the consent of all the Regular Trustees and the Sponsor; or

                  (viii) upon the exchange of all of the Preferred Securities for Debentures and the conversion of such Debentures into Common Stock (as defined in the Indenture) of the Debenture Issuer and delivery of all such shares of Common Stock (and any cash in lieu of fractional shares) to the exchanging Holders, and upon the redemption of the Common Securities in connection therewith.

         (b) As soon as is practicable upon completion of a winding up of the Trust following the occurrence of an event referred to in Section 8.1(a), the Regular Trustees shall prepare and the Trustees shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware in accordance with the Business Trust Act.

         (c) The provisions of Section 3.9, Section 3.10 and Article X shall survive the dissolution and termination of the Trust.

                                   ARTICLE IX
                              TRANSFER AND EXCHANGE

SECTION 9.1           GENERAL.

         (a) Where Preferred Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Preferred Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, a Regular Trustee shall prepare and execute and the Property Trustee shall authenticate new Preferred Securities issued by the Trust in connection with such transfers or exchanges.

         (b) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration, the terms of the Securities and in accordance with applicable securities laws; provided, that the Sponsor or a Related Party of the Sponsor may pledge or grant a security interest in the Common Securities to secure payment of any indebtedness of the Sponsor or such Related Party. The Property Trustee and Registrar shall be entitled to receive and conclusively rely upon a legal opinion provided by and at the expense of the Transferor in connection with any transfer or exchange concerning compliance with the terms and conditions of this Declaration and with the registration requirements of the Securities Act and other applicable securities laws, and any exemptions therefrom. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

         Subject to this Article IX, except for pledges and security interests permitted above, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; PROVIDED that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of legal counsel that such transfer would not cause more than an insubstantial risk that:

                  (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

                  (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

         (c) The Property Trustee shall provide for the registration of Securities and of transfers and exchanges of Securities, which will be effected without charge but only upon payment (with such indemnity as the Property Trustee may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, a Regular Trustee shall prepare and execute, and, in the case of Preferred Securities, the Property Trustee shall authenticate, one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Property Trustee duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer or exchange shall be canceled by the Property Trustee. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

         (d) The Trust shall not be required (i) to issue, register the transfer of, or exchange, Preferred Securities during a period beginning at the opening of business 15 days before the day of any selection of Preferred Securities for redemption set forth in the terms of the Preferred Securities and ending at the close of business on the day of selection, or (ii) to register the transfer or exchange of any Preferred Security so selected for redemption in whole or in part, except the unredeemed portion of any Preferred Security being redeemed in part.

SECTION 9.2           TRANSFER PROCEDURES AND RESTRICTIONS.

         (a) GENERAL. If Preferred Securities are issued upon the transfer, exchange or replacement of Preferred Securities bearing the Restricted Securities Legend set forth in Exhibit A-1 hereto ("Restricted Securities"), or if a request is made to remove such Restricted Securities Legend on Preferred Securities, the Preferred Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust and the Property Trustee such satisfactory evidence, which shall include an opinion of counsel, as may be reasonably required by the Trust, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144 under the Securities Act or, with respect to Restricted Securities, that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Property Trustee, at the written direction of the Trust, shall authenticate and deliver Preferred Securities that do not bear the legend.

         (b) TRANSFER AND EXCHANGE OF DEFINITIVE PREFERRED SECURITIES. When Definitive Preferred Securities are presented to the Registrar or co-registrar

                  (x) to register the transfer of such Definitive Preferred Securities; or

                  (y) to exchange such Definitive Preferred Securities for an equal number of Definitive Preferred Securities,

the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements (including any applicable requirements of law, as tpo the satisfaction of which the Registrar shall be entitled to receive and conclusively rely upon a legal opinion provided by and at the expense of the Transferor in form and substance satisfactory to the Trust) for such transaction are met; PROVIDED, HOWEVER, that the Definitive Preferred Securities surrendered for transfer or exchange:

                  (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                  (ii) in the case of Definitive Preferred Securities that are Restricted Definitive Preferred Securities, are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or, prior to the time of the effectiveness of such registration statement (or anytime after the effectiveness of such registration statement when it is not available for effecting resales of the Preferred Securities), pursuant to clause (A) or (B) below, and are accompanied by the following additional information and documents, as applicable:

                        (A) if such Restricted Definitive Preferred Securities
                  are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse of the Preferred Security); or

                        (B) if such Restricted Definitive Preferred Securities
                  are being transferred pursuant to an exemption from registration in accordance with Rule 144 or any other exemption available under the Securities Act, including to an institutional "accredited investor," (i) a certification to that effect (in the form set forth on the reverse of the Preferred Security) and (ii) if the Trust or Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Restricted Securities Legend.

         (c)      LEGEND.

                  (i) Except as permitted by the following paragraph (ii), each Preferred Security certificate evidencing Definitive Preferred Securities (and all Preferred Securities issued in exchange therefor or substitution thereof) shall bear a legend (the "Restricted Securities Legend") in substantially the following form:

         THIS SECURITY, ANY CONVERTIBLE DEBENTURE ISSUED IN EXCHANGE FOR THIS SECURITY AND ANY COMMON STOCK ISSUED ON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER (OR SUCH SHORTER PERIOD UNDER RULE 144A UNDER THE SECURITIES ACT OR ANY SUCCESSOR RULE) THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH SUIZA FOODS CORPORATION (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED

INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT ITS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND SUIZA CAPITAL TRUST'S (THE "TRUST") RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUST, THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                  (ii) Upon any sale or transfer of a Restricted Definitive Preferred Security pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act, the Registrar shall permit the Holder thereof to exchange such Restricted Definitive Preferred Security for a Definitive Preferred Security that does not bear the Restricted Securities Legend and rescind any restriction on the transfer of such Restricted Definitive Preferred Security.

         (d) OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF PREFERRED SECURITIES.

                  (i) To permit registrations of transfers and exchanges, the Trust shall execute and the Property Trustee shall authenticate Definitive Preferred Securities and at the Registrar's or a co-registrar's request.

                  (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

                  (iii) The Registrar or a co-registrar shall not be required to register the transfer of or exchange of (a) any Definitive Preferred Security selected for Redemption in whole or in part pursuant to
         Article III, except the unredeemed portion of any Definitive Preferred Security being redeemed in part, or (b) any Preferred Security for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase or redeem Preferred Securities or 15 Business Days before a quarterly distribution date.

                  (iv) Prior to the due presentation for registrations of transfer of any Preferred Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Preferred Security is registered as the absolute owner of such Preferred Security for the purpose of receiving Distributions on such Preferred Security and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                  (v) All Preferred Securities issued upon any transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Preferred Securities surrendered upon such transfer or exchange.

         (e)      NO OBLIGATION OF THE PROPERTY TRUSTEE.

                  (i) All notices and communications to be given to the Holders and all payments to be made to Holders under the Preferred Securities shall be given or made only to or upon the order of the registered Holders.

                  (ii) The Property Trustee and Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Preferred Security other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 9.3           DEEMED SECURITY HOLDERS.

         The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

                                    ARTICLE X
                       LIMITATION OF LIABILITY OF HOLDERS
                        OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1          LIABILITY.

         (a) Except as expressly set forth in this Declaration or as required under applicable law, the Preferred Securities Guarantee and the terms of the Securities, the Sponsor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                  (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

         (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

         (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2          EXCULPATION.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3          FIDUCIARY DUTY.

         (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property

Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person to the fullest extent permitted by law.

         (b)      Unless otherwise expressly provided herein:

                  (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

                  (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

         (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4          INDEMNIFICATION.

         (a) (i) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys, fees) actually and reasonably incurred by him in connection therewith.

                  (iv) Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii) Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                  (v) Expenses (including attorneys, fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Preferred Security Holders.

                  (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this
         Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not adversely affect any rights or obligations then existing.

                  (vii) The Sponsor or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

                  (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                  (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

         (b) The Sponsor agrees, to the fullest extent permitted by law, to (A) indemnify the (i) Property Trustee (including in its individual capacity), (ii) the Delaware Trustee (including in its individual capacity),
(iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, and (B) to advance, from time to time, prior to the final disposition of any claim, demand, action, suit or proceeding for which indemnification is authorized pursuant to subsection (b)(A) above, any expenses (including reasonable legal fees) incurred by a Fiduciary Indemnified Person in defending such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Fiduciary Indemnified Person to repay such amount if it shall be determined that the Fiduciary Indemnified Person is not entitled to be indemnified as authorized in subsection (b)(A) above. The obligations to indemnify and to advance expenses as set forth in this Section 10.4(b) shall survive the resignation or removal of the Property Trustee and/or the Delaware Trustee, and shall survive the termination of the Trust and the satisfaction and discharge of this Indenture.

         (c) The Sponsor agrees to pay the Property Trustee and the Delaware Trustee, from time to time, such compensation for all services rendered by the Property Trustee and the Delaware Trustee hereunder as may be mutually agreed upon in writing by the Sponsor and the Property Trustee or the Delaware Trustee, as the case may be, and, except as otherwise expressly provided herein, to reimburse the Property Trustee and the Delaware Trustee upon its or their request for all reasonable expenses (including counsel fees and expenses), disbursements and advances incurred or made by the Property Trustee or the Delaware Trustee, as the case may be, in accordance with the provisions of this Declaration.

SECTION 10.5          OUTSIDE BUSINESSES.

         Any Covered Person, the Debenture Issuer, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Debenture Issuer, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Debenture Issuer, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Debenture Issuer or any Affiliate of the Debenture Issuer, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Debenture Issuer or its Affiliates.

                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1          FISCAL YEAR.

         The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2          CERTAIN ACCOUNTING MATTERS.

         (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Regular Trustees.

         (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

         (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

         (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Trust or by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3          BANKING.

         The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; PROVIDED, HOWEVER, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; PROVIDED, HOWEVER, that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 11.4          WITHHOLDING.

         The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

SECTION 12.1          AMENDMENTS.

         (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

                  (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

                  (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

                  (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

         (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officer's Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                  (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee or the Delaware Trustee, the Property Trustee shall have first received:

                        (A) an Officer's Certificate from each of the Trust and
                  the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                        (B) an opinion of counsel (who may be counsel to the
                  Sponsor or the Trust and may include an employee thereof) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                        (C) the Property Trustee and the Delaware Trustee, as
                  the case may be, consent thereto in writing (which consent may be withheld in such Trustee's sole discretion); and

                  (iii)  to the extent the result of such amendment would be to:

                        (A) cause the Trust to fail to continue to be classified
                  for purposes of United States federal income taxation as a grantor trust;

                        (B) reduce or otherwise adversely affect the powers of
                  the Property Trustee in contravention of the Trust Indenture Act; or

                        (C) cause the Trust to be deemed to be an Investment
                  Company that is required to be registered under the Investment Company Act;

         (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

         (d) this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

         (e) Article IV shall not be amended without the consent of the Holders of a majority in liquidation amount of the Common Securities;

         (f)      the rights of the holders of the Common Securities under
Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

         (g) notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

                  (i)      cure any ambiguity;

                  (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                  (iii) add to the covenants, restrictions or obligations of the Sponsor; and

                  (iv) conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders.

SECTION 12.2          MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN
                      CONSENT.

         (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any national stock exchange, the Nasdaq National Market or any inter-dealer quotation system on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities then outstanding. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities represented by the Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

         (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                  (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange, over the counter market or inter-dealer quotation system on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

                  (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies by Holders, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation.

                  (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

                  (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act, or the listing rules of any national stock exchange, the Nasdaq National Market, over-the-counter market or inter-dealer quotation system on which the Preferred Securities are then listed or trading provide otherwise, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII
            REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

SECTION 13.1          REPRESENTATIONS AND WARRANTIES OF PROPERTY TRUSTEE.

         The Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

         (a) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

         (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and under Delaware law (excluding securities laws) constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors, rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

         (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the certificate of incorporation or By-laws of the Property Trustee.

         (d) To its knowledge, at the Closing Date, there are no liens or encumbrances on the Debentures attributable to the Property Trustee in its individual capacity which are not related to the administration of the Trust, or the transactions contemplated by this Declaration.

         (e) No consent, approval or authorization of, or registration with or notice to, any Federal or Delaware banking authority is required for the execution, delivery or performance by the Property Trustee of the Declaration.

SECTION 13.2          REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE.

         The Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the time of Closing, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

         (a) The Delaware Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

         (b) The execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Declaration has been duly executed and delivered by the Delaware Trustee, and under Delaware law (excluding securities laws) constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors, rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

         (c) The execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Delaware Trustee.

         (d) No consent, approval or authorization of, or registration with or notice to, any Federal or Delaware banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration.

         (e) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

                                   ARTICLE XIV
                               REGISTRATION RIGHTS

SECTION 14.1          REGISTRATION RIGHTS.

         The Holders of the Preferred Securities are entitled to the benefits of the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the Debenture Issuer has agreed for the benefit of the Holders of the Preferred Securities that (i) it will, at its cost, use commercially reasonable efforts to file, within 60 days after receipt from the Holders representing more than 50% of the Registrable Securities (as defined below) of a written demand therefore, a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the shares of Common Stock issuable upon conversion of the Debentures (the "Registrable Securities"), (ii) it will use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission within 120 days after its receipt of such demand and (iii) it will use its reasonable efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act until such date as the holders of such Registrable Securities are able to sell such Registrable Securities immediately, without restriction pursuant to Rule 144(k) under the Securities Act, or any successor rule thereto, or otherwise or such earlier date as is provided in the Registration Rights Agreement.

                                   ARTICLE XV
                                  MISCELLANEOUS

SECTION 15.1          NOTICES.

         All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, sent by facsimile or mailed by first class mail, as follows:

         (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                  c/o Suiza Foods Corporation
                  3811 Turtle Creek Blvd., Suite 1300
                  Dallas, Texas  75219
                  Attention:  Chief Financial Officer
                  Facsimile:  (214) 528-9924

         (b) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware  19890-0001
                  Attn:  Corporate Trust Administration
                  Facsimile:  (302) 651-8882

         (c) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware  19890-0001
                  Attn:  Corporate Trust Administration
                  Facsimile:  (302) 651-8882

         (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                    Suiza Foods Corporation
                    3811 Turtle Creek Blvd., Suite 1300
                    Dallas, Texas  75219
                    Attention:  Chief Financial Officer
                    Facsimile:  (214) 528-9924

         (e) if given to any other Holder, at the address set forth on the books and records of the Trust or the Registrar, as applicable.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 15.2          GOVERNING LAW.

         This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 15.3          INTENTION OF THE PARTIES.

         It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 15.4          HEADINGS.

         Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 15.5          SUCCESSORS AND ASSIGNS

         Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

SECTION 15.6          PARTIAL ENFORCEABILITY.

         If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.


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

SECTION 15.7          COUNTERPARTS.

         This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the parties to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                                           SUIZA CAPITAL TRUST


                                           By:  /s/  Michael Lewis
                                                -------------------------------
                                           Michael Lewis, as Regular Trustee


                                           WILMINGTON TRUST COMPANY,
                                           as Delaware Trustee


                                           By:  /s/  Patricia A. Evans
                                                -------------------------------
                                           Name:     Patricia A. Evans
                                                   ----------------------------
                                           Title:    Financial Services Officer
                                                   ----------------------------

                                           WILMINGTON TRUST COMPANY,
                                           as Property Trustee


                                           By:  /s/  Patricia A. Evans
                                                -------------------------------
                                           Name:     Patricia A. Evans
                                                   ----------------------------
                                           Title:    Financial Services Officer
                                                   ----------------------------

                                           SUIZA FOODS CORPORATION
                                           as Sponsor


                                           By:  /s/  Tracy L. Noll
                                                ------------------------------
                                           Name:     Tracy L. Noll
                                                   ---------------------------
                                           Title:    Vice President
                                                   ---------------------------

                                       56